Supplement to the
Fidelity® Select Portfolios®
April 29, 2005
Prospectus

The following information replaces the biographical information for Biotechnology Portfolio found in the "Fund Management" section on page 78.

Rajiv Kaul is manager of Biotechnology Portfolio, which he has managed since October 2005. He also manages another Fidelity fund. Since joining Fidelity Investments in 1996, Mr. Kaul has worked as a research analyst and portfolio manager.

The following information replaces the biographical information for Leisure Portfolio found in the "Fund Management" section on page 78.

Gopal Reddy is manager of Leisure Portfolio, which he has managed since November 2005. Mr. Gopal joined Fidelity Investments in the equity research department in 2001 after receiving a bachelor of arts degree in economics from Stanford University.

The following information replaces the biographical information for Home Finance Portfolio found in the "Fund Management" section on page 79.

Valerie Friedholm is manager of Home Finance Portfolio, which she has managed since May 2004. Ms. Friedholm joined Fidelity Investments as a research analyst in 2000, after receiving an MBA from Harvard Business School. Previously, she was with General Electric Company from 1994 to 1998, most recently as an account manager.

The following information replaces the biographical information for Financial Services Portfolio found in the "Fund Management" section on page 79.

Charles Hebard is manager of Financial Services Portfolio and Insurance Portfolio, which he has managed since May 2005 and June 2004, respectively. Mr. Hebard joined Fidelity Investments as a research analyst in 1999, after receiving an MBA from the Wharton School at the University of Pennsylvania. Previously, he was an assistant vice president for Citicorp Securities Inc. in the Global Media and Communications division, from 1996 to 1997.

The following information replaces the biographical information for Computers Portfolio found in the "Fund Management" section on page 79.

James Morrow is manager of Computers Portfolio, which he has managed since August 2005. Mr. Morrow also manages other Fidelity funds. Since joining Fidelity Investments in 1999, Mr. Morrow has worked as a research analyst and manager.

The following information replaces the biographical information for Natural Gas Portfolio found in the "Fund Management" section on page 80.

James McElligot is manager of Natural Gas Portfolio, which he has managed since November 2005. Mr. McElligot joined Fidelity Investments as an equity research analyst in 2003, after receiving a bachelor of arts degree in economics from Harvard.

SEL-05-11 November 9, 2005
1.482105.178